Kayne Anderson Energy Development Company Announces Financial Results for the Year Ended November 30, 2007

HOUSTON, TX -- 02/11/2008 -- (NYSE: KED) Kayne Anderson Energy Development Company (the "Company") today announced its financial results for the year ended November 30, 2007.

HIGHLIGHTS

--  On December 20, 2007, the Company increased its quarterly dividend to
    $0.41 per share
--  Net asset value: $24.39 per share as of November 30, 2007
--  Total assets of $355.4 million as of November 30, 2007
--  Net investment income for fiscal 2007: $3.6 million
--  Net realized gains for fiscal 2007: $5.5 million
--  Net unrealized gains for fiscal 2007: $6.3 million

"In spite of a challenging fourth quarter in terms of the overall equity markets and the MLP market, we were very pleased with our performance during fiscal 2007. Our total return, as measured by the change in NAV plus cash dividends reinvested at our dividend reinvestment price, was 6.3% for the year. Looking forward, we continue to believe that the fundamentals for the public and private MLP sectors remain strong and our election to change our tax status will give us the flexibility needed to pursue additional opportunities and grow the Company," said Kevin S. McCarthy, Chairman and Chief Executive Officer.

PORTFOLIO AND INVESTMENT ACTIVITY

As of November 30, 2007, the Company had long-term investments of $326.7 million and a net asset value of $245.1 million. The Company's long-term investments consisted of 59 portfolio companies and totaled 28% in fixed income securities and 72% in equity securities. The Company had $10.8 million invested in short-term repurchase agreements and $14.3 million in U.S. Treasury Bills as of November 30, 2007.

NET ASSET VALUE

At November 30, 2007, the Company's NAV was $24.39 per share, which represents a 4.6% increase from its NAV of $23.32 at its initial public offering on September 21, 2006.

The Company's NAV, adjusted for dividends paid during fiscal 2007, increased from $24.19 at November 30, 2006 to $25.535 at November 30, 2007.

DIVIDENDS

On January 17, 2008, the Company paid a dividend of $0.41 per common share for the quarter ended November 30, 2007. This dividend represents the Company's fourth consecutive increase of its dividend since its initial, partial dividend of $0.22 per share (which equated to a quarterly dividend of $0.28 per share) which was paid on January 12, 2007.

RESULTS OF OPERATIONS - QUARTER ENDED NOVEMBER 30, 2007

Total investment income was $2.9 million. The Company earned dividends and distributions of $4.0 million, all of which were treated as a return of capital and, therefore, were not reflected in investment income. Operating expenses were $3.5 million, including $1.5 million of interest expense, $1.3 million of base management fees (net of fee waivers) and $0.1 million in incentive management fees. Net investment loss was $0.4 million.

The Company had net realized gains from its investments of $2.0 million and had net unrealized losses from its investments of $0.2 million, which included deferred tax expense of $1.7 million on unrealized gains in the Company's taxable subsidiaries.

The Company's net increase in net assets resulting from operations was $1.4 million. This increase was comprised of $2.0 million of net realized gains partially offset by $0.4 million of net investment losses and the change in net unrealized losses of $0.2 million.

RESULTS OF OPERATIONS - YEAR ENDED NOVEMBER 30, 2007

Total investment income was $11.5 million. The Company earned dividends and distributions of $9.2 million, substantially all of which were treated as a return of capital and, therefore, were not reflected in investment income. Operating expenses were $8.5 million, including $2.5 million of interest expense, $3.8 million of base management fees (net of fee waivers) and $0.1 million in incentive management fees. Net investment income was $3.6 million.

The Company had net realized gains from its investments of $5.5 million and had net unrealized gains from its investments of $6.3 million, which included deferred tax expense of $2.6 million on unrealized gains in the Company's taxable subsidiaries.

The Company's net increase in net assets resulting from operations was $15.4 million. This increase was comprised of the change in net unrealized losses of $6.3 million, net realized gains of $5.5 million and $3.6 million of net investment income.

LIQUIDITY AND CAPITAL RESOURCES

The Company had approximately $10.8 and $5.9 million invested in short-term repurchase agreements as of November 30, 2007 and February 5, 2008, respectively. As of November 30, 2007, the Company had borrowed $85 million (with $15 million remaining available) under its Investment Facility and borrowed $14 million (with $86 million remaining available) under its Treasury Facility. On January 31, 2008, the Company terminated its Treasury Facility in conjunction with the Company's election to change its tax status from a RIC to a taxable corporation. The facility enabled the Company to comply with certain requirements necessary to qualify as a RIC. On February 5, 2008, the Company had borrowed $85 million (with $15 million remaining available) under its Investment Facility.

GUIDANCE

Based on the Company's portfolio and average yields as of November 30, 2007, which are pro forma for the sale of its U.S. Treasury Bills and the termination of its Treasury Facility, we estimate dividends, distributions, and interest income will be approximately $7.2 million per quarter. Such estimates do not reflect any changes in cash distributions made by MLPs or changes in interest rates based on the movement in LIBOR rates.

                                                Amount
                                               Invested        Average
            Portfolio Category              ($ in millions)    Yield(1)
                                            --------------- --------------
Public MLPs and MLP Affiliates              $          92.7            6.5%
                                            --------------- --------------
Private MLPs (including warrants)           $         137.9            8.5%
                                            --------------- --------------
Fixed Income                                $          96.2           11.3%
                                            --------------- --------------
Repurchase Agreements                       $          10.8            3.1%
                                            --------------- --------------

   (1) Average yields include return of capital distributions. Return of capital distributions are reported as a reduction to gross dividends and distributions to arrive at net investment income reported under generally accepted accounting principles.

Base Management Fees and Other Operating Expenses -- Base management fees are estimated to be approximately $1.4 million per quarter. Other operating expenses are estimated to be approximately $0.6 million a quarter.

Interest Expense -- Based on $85 million borrowed under the Company's Senior Secured Revolving Credit Facility as of November 30, 2007, interest expense is estimated to be approximately $1.4 million per quarter assuming a LIBOR rate of 5.24%.

The Company does not provide guidance on realized gains or incentive management fees. The Company had realized gains of $5.5 million and incurred incentive management fees of $0.1 million for the year ended November 30, 2007.

CONFERENCE CALL

The Company will host a conference call at 10:00 a.m., Eastern time, on Tuesday, February 12, 2008 to discuss its results. All interested parties are welcome to participate. You can access the conference call by dialing (866) 202-3109 approximately 5-10 minutes prior to the call. International callers should dial (617) 213-8844. All callers should reference "Passcode 57971950." For the convenience of the Company's stockholders, an archived replay of the call will be available in the Investor Relations section of the Company's website (http://www.kaynefunds.com).

ABOUT KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

The Company is a non-diversified, closed-end investment company that elected to be treated as a business development company under the Investment Company Act of 1940. The Company's investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. The Company will seek to achieve this objective by investing at least 80% of its net assets together with the proceeds of any borrowings in securities of companies that derive the majority of their revenue from activities in the energy industry, including: (a) Midstream Energy Companies, which are businesses that operate assets used to gather, transport, process, treat, terminal and store natural gas, natural gas liquids, propane, crude oil or refined petroleum products; (b) Upstream Energy Companies, which are businesses engaged in the exploration, extraction and production of natural resources, including natural gas, natural gas liquids and crude oil, from onshore and offshore geological reservoirs; and (c) Other Energy Companies, which are businesses engaged in owning, leasing, managing, producing, processing and sale of coal and coal reserves; the marine transportation of crude oil, refined petroleum products, liquefied natural gas, as well as other energy-related natural resources using tank vessels and bulk carriers; and refining, marketing and distributing refined energy products, such as motor gasoline and propane to retail customers and industrial end-users.

AVAILABLE INFORMATION

The Company's filings with the Securities and Exchange Commission, press releases and other financial information are available on the Company's website at www.kaynefunds.com.

                    KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
                 CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
              (amounts in 000’s, except share and per share amounts)

                                                November 30,
                                                   2007        November 30,
                                                (Unaudited)       2006
                                                ------------  -------------
ASSETS
  Investments at fair value, non-affiliated
   (Cost -- $305,604 and $98,780, respectively) $    321,328  $     106,545
  Investments at fair value, affiliated (Cost
   -- $4,509 and $0, respectively)                     5,374              -
  U.S. Treasury Bills, at fair value (Cost
   -- $14,251 and $0, respectively)                   14,250              -
  Repurchase agreements (Cost -- $10,769 and
   $135,134, respectively)                            10,769        135,134
                                                ------------  -------------
  Total investments (Cost -- $335,133 and
   $233,914, respectively)                           351,721        241,679
                                                ------------  -------------
  Deposits with brokers                                  121            101
  Receivable for securities sold                         766            567
  Interest, dividends and distributions
    receivable                                         1,515            931
  Debt issuance costs, prepaid expenses and
   other assets                                        1,264            326
                                                ------------  -------------
    Total Assets                                     355,387        243,604
                                                ------------  -------------

LIABILITIES
  Senior secured revolving credit facility            85,000              -
  Treasury secured revolving credit facility          14,000              -
  Payable for securities purchased                     6,967              -
  Investment management fee payable                    1,355            571
  Accrued directors’ fees and expenses                    78             63
  Deferred tax liability                               1,991              -
  Accrued expenses and other liabilities                 863          1,056
                                                ------------  -------------
    Total Liabilities                                110,254          1,690
                                                ------------  -------------
NET ASSETS                                      $    245,133  $     241,914
                                                ============  =============

NET ASSETS CONSIST OF
  Common stock, $0.001 par value (10,050,446
   and 10,000,060 shares issued and outstanding
   at November 30, 2007 and November 30, 2006;
   200,000,000 shares authorized at November
   30, 2007 and November 30, 2006)              $         10  $          10
  Paid-in capital less distributions in excess
   of taxable income                                 231,535        233,216
  Accumulated net investment income, net of
   income taxes, less distributions not treated
   as tax return of capital                             (409)           864
  Accumulated realized gains less distributions
   not treated as tax return of capital                  (19)            59
  Net unrealized gains on investments, net of
   income taxes                                       14,016          7,765
                                                ------------  -------------
NET ASSETS                                      $    245,133  $     241,914
                                                ============  =============

NET ASSET VALUE PER SHARE                       $      24.39  $       24.19
                                                ============  =============

                  KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
                    CONSOLIDATED STATEMENT OF OPERATIONS
           FOR THE THREE AND TWELVE MONTHS ENDED NOVEMBER 30, 2007
                                (UNAUDITED)
                             (amounts in 000’s)

                                                   Three        Twelve
                                                Months Ended  Months Ended
                                                November 30,  November 30,
                                                    2007          2007
                                                ------------  ------------
INVESTMENT INCOME (LOSS)
  Income
  Dividends and distributions                   $      4,034  $      9,185
  Return of capital                                   (4,086)       (8,711)
                                                ============  ============
  Net dividends and distributions                        (52)          474
                                                ============  ============
  Interest                                             2,930        11,022
                                                ------------  ------------
    Total Investment Income                            2,878        11,496
                                                ------------  ------------
  Expenses
    Base investment management fees                    1,411         4,839
    Incentive investment management fees                  59            59
    Professional fees                                    321         1,028
    Directors’ fees                                       76           286
    Administration fees                                   57           230
    Insurance                                             38           155
    Custodian fees                                        19            72
    Other expenses                                       106           401
                                                ------------  ------------
      Total Expenses -- Before Investment
       Management Fee Waivers and Interest
       Expense                                         2,087         7,070
  Base investment management fee waivers                (115)       (1,088)
  Interest expense                                     1,545         2,489
                                                ============  ============
      Total Expenses                                   3,517         8,471
                                                ------------  ------------
        Net Investment Income (Loss) -- Before
         Income Taxes                                   (639)        3,025
          Deferred income tax benefit                    250           581
                                                ------------  ------------
        Net Investment Income (Loss)                    (389)        3,606
                                                ------------  ------------

REALIZED AND UNREALIZED GAINS (LOSSES)
  Net Realized Gains
    Investments                                        1,979         5,523

  Net Change in Unrealized Gains (Losses)
    Investments                                        1,507         8,823
    Deferred income tax expense                       (1,672)       (2,572)
                                                ------------  ------------
      Net Change in Unrealized Gains (Losses)           (165)        6,251
                                                ------------  ------------
        Net Realized and Unrealized Gains              1,814        11,774
                                                ============  ============
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                     $      1,425  $     15,380
                                                ============  ============

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This press release contains "forward-looking statements" as defined under the U.S. federal securities laws. Generally, the words "believe," "expect," "intend," "estimate," "anticipate," "project," "will" and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company's historical experience and its present expectations or projections indicated in any forward-looking statement. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; commodity pricing risk; leverage risk; valuation risk; non-diversification risk; interest rate risk; tax risk; and other risks discussed in the Company's filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements made herein. There is no assurance that the Company's investment objectives will be attained.

Contacts:

KA Fund Advisors, LLC
David Shladovsky
1800 Avenue of the Stars, 2nd Floor
Los Angeles, CA 90067
(800) 231-7414

or

Kayne Anderson Energy Development Company
(888) 533-1232
www.kaynefunds.com